1 st Quarter Earnings Conference 12 April 8, 2015 [Alcoa logo] Exhibit 99.2

Important Information

[Alcoa logo]
This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,”
“projects,” “seeks,” “sees,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace, and other applications; targeted financial results or operating performance; statements about Alcoa’s strategies, outlook, and business and financial prospects; and statements regarding the acceleration of Alcoa’s portfolio transformation, including the expected benefits of acquisitions, including the completed acquisition of the Firth Rixson business and TITAL, and the pending acquisition of RTI International Metals, Inc. (RTI). These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances.
Forward-looking statements are subject to a number of risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including aerospace, automotive, commercial transportation, building and construction, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, technology, and other initiatives; (h) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions (including achieving the expected levels of synergies, revenue growth, or EBITDA margin improvement), sales of assets, closures or curtailments of facilities, newly constructed, expanded, or acquired facilities, or international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, imposition of sanctions, expropriation of assets, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (k) the impact of cyber attacks and potential information technology or data security breaches; (l) failure to receive the required votes of RTI’s shareholders to approve the merger of RTI with Alcoa; (m) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals of the acquisition of RTI, or the failure to satisfy the other closing conditions to the acquisition; (n) the risk that acquisitions (including Firth
Rixson, TITAL and RTI) will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (o) the possibility that certain assumptions with respect to RTI or the acquisition could prove to be inaccurate, including the expected timing of closing; (p) the loss of customers, suppliers and other business relationships as a result of acquisitions, competitive developments, or other factors; (q) the potential failure to retain key employees of Alcoa or acquired businesses; (r) the effect of an increased number of Alcoa shares outstanding as a result of the acquisition of RTI; (s) the impact of potential sales of Alcoa common stock issued in the RTI acquisition; (t) failure to successfully implement, to achieve commercialization of, or to realize expected benefits from, new or innovative technologies, equipment, processes, or products, including the Micromill, innovative aluminum wheels, and advanced alloys; and (u) the other risk factors summarized in Alco a’s Form 10-K for the year ended December 31, 2014, and other reports filed with the Securities and Exchange Commission.
Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Market projections are subject to the risks discussed above and other risks in the market. Nothing on Alcoa’s website is included or incorporated by reference herein.
Forward-Looking Statements

Important Information (continued)

[Alcoa logo]
Non-GAAP Financial Measures
Additional Information and Where to Find It
Participants in the Solicitation
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non -GAAP financial measures” under SEC rules. These non-
GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix. Alcoa has not provided a reconciliation of any forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, due primarily to variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to Alcoa without unreasonable effort.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between Alcoa and RTI will be submitted to the shareholders of RTI for their consideration. Alcoa has filed with the Securities and Exchange Commission (SEC) a
Registration Statement on Form S-4 (Registration No. 333-203275) containing a preliminary proxy statement of RTI that also constitutes a prospectus of Alcoa. These materials are not yet final and will be amended. RTI will provide the proxy statement/prospectus to its shareholders after the registration statement has become effective. Alcoa and RTI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Alcoa or RTI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RTI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY
OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the
SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Alcoa’s website (www.alcoa.com). You may also obtain these documents, free of charge, from
RTI’s website (www.rtiintl.com).
Alcoa, RTI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from RTI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RTI shareholders in connection with the proposed transaction is set forth in the proxy statement/prospectus. You can find information about Alcoa’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2015, its Annual Report on Form 10-K filed with the SEC on February 19, 2015 and in the above-referenced Registration
Statement on Form S-4. You can find information about RTI’s executive officers and directors in the proxy statement/prospectus and in RTI’s Annual Report on
Form 10-K filed with the SEC on February 26, 2015. You can obtain free copies of these documents from Alcoa and RTI as described in the preceding paragraph.

Klaus Kleinfeld Chairman and Chief Executive Officer 4 April 8, 2015 [Alcoa logo]

Strong Operational Results
+
Transformation Fully on Track
Note: Close of RTI transaction expected in 2-5 months subject to regulatory approvals and RTI shareholder approval.
Delivering Strong
Operational
Performance
1Q 2015 Overview
Portfolio
Transformation
Fully On Track
Revenue up 7% Y-O-Y ($5.8B): Driven primarily by organic growth in auto & aero; positive market factors partially offset by capacity reductions and portfolio actions
Profits substantially up
Downstream: ATOI of $191 million, first quarter record result
Midstream: ATOI of $34 million, challenge in can sheet + record auto shipments
Upstream: Improved Performance – 14 Consecutive Quarters
Alumina segment: ATOI of $221 million, more than double Y-O-Y
Primary Metals segment: ATOI of $187 million, + $200 million Y-O-Y
Productivity: $238 million across all segments
Cash on Hand: $1.2 billion
Integration of Firth Rixson on track – Doubles Aero-Engine Content
Completed TITAL acquisition – Titanium/aluminum structural castings in Europe
Announced RTI acquisition – Titanium + Complements mid and downstream Value Chain
Expected to close in 2 to 5 months
Sold Belaya Kalitva (Russia rolling mill)
Secured 75% of long term gas needs for Western Australia refineries
Announced 12-month capacity review: 2.8 MMT Refining, 500 kmt Smelting
São Luís (Alumar) smelting curtailment of remaining 74 kmt
Suriname refining curtailment of 443 kmt; exploring sale to Suriname government
[Alcoa logo]

William Oplinger Executive Vice President and Chief Financial Officer 6 April 8, 2015 [Alcoa logo]

Income Statement Summary

See appendix for Adjusted Income reconciliation.
$ Millions, except aluminum prices and per-share amounts
1Q14 4Q14 1Q15
Prior Year
Change
Sequential
Change
Realized Aluminum Price ($/MT) $2,205 $2,578 $2,420 $215 ($158)
Revenue $5,454 $6,377 $5,819 $365 ($558)
Cost of Goods Sold $4,495 $4,973 $4,443 ($52) ($530)
COGS % Revenue 82.4% 78.0% 76.4% (6.0 % pts.) (1.6 % pts.)
Selling, General Administrative, Other $236 $271 $232 ($4) ($39)
SGA % Revenue 4.3% 4.2% 4.0% (0.3 % pts.) (0.2 % pts.)
Other (Income) Expenses, Net $25 ($6) ($12) ($37) ($6)
Restructuring and Other Charges $461 $388 $177 ($284) ($211)
Effective Tax Rate 28.1% 51.3% 47.0% 18.9% pts. (4.3% pts.)
EBITDA $672 $1,073 $1,089 $417 $16
Net (Loss) Income ($178) $159 $195 $373 $36
Net (Loss) Income Per Diluted Share ($0.16) $0.11 $0.14 $0.30 $0.03
Income per Diluted Share excl Special Items $0.09 $0.33 $0.28 $0.19 ($0.05)
[Alcoa logo]

Special Items
1)  Total restructuring-related charges in 1Q15 of $158 million  (88 percent non-cash,  12 percent cash)
See appendix for Adjusted Income reconciliation
8
[Alcoa logo]
$ Millions, except per-share amounts
1Q14 4Q14 1Q15
Income Statement
Classification
Segment
Net (Loss) Income ($178) $159 $195
Net (Loss) Income Per Diluted Share ($0.16) $0.11 $0.14
Restructuring -Related
1
($296) ($200) ($158)
Restructuring and Other
Charges/COGS
Corporate / All
Tax Items $22 ($53) ($4) Income Taxes Corporate
Acquisition Costs - ($22) ($7)
SG&A/Interest Expense Corporate
Mark-to-Market Energy Contracts
- $2 $1 Other (Income) Expenses, Net Corporate
Surgold Gain $11 - - Other Expenses, Net Alumina
Saudi JV Potline Impact/Massena Fire ($13) - -
COGS / Other Income, Net Primary Metals
Special Items ($276) ($273) ($168)
Net Income excl Special Items $98 $432 $363
Net Income per Diluted Share excl Special Items $0.09 $0.33 $0.28

Operating results more than triple Y-O-Y on Performance and Market factors
See appendix for Adjusted Income reconciliation

Net Income excluding Special Items ($ Millions)
Market
+$153
Performance
+$243
Cost Headwinds
-$131
10
156
45
42
97
1 55
363
98
-110
Raw
Materials
Energy
-31
Productivity Price
/ Mix
Volume Currency API LME 1Q 14
1Q 15
Cost
Increases
/ Other
[Alcoa logo]

EPS:  Higher volumes, productivity offset currency and cost headwinds

[Alcoa logo]
$ Millions
1Q 14 4Q 14* 1Q 15*
3 Party Revenue ($ Millions) 1,443 1,566 1,689
ATOI ($ Millions) 189 165 191
EBITDA Margin 22.2% 18.9% 20.1%
1
st
Quarter Results 1
st
Quarter Business Highlights
2
nd
Quarter Outlook 1
st
Quarter Performance Bridge
1Q15 Actual and 2Q15 Outlook – Engineered Products and Solutions
$53
$22
$191
$189
1Q 15 Cost
Increases
-$45
Productivity Price / Mix
-$18
Volume Currency
-$10
1Q 14
* Includes Firth Rixson. EPS Base Business EBITDA Margin: 20.6% for 4Q14, 21.5% for 1Q15
Revenue up 17% year-over-year, EBITDA margin of 20.1%
Revenue growth driven by Firth Rixson and share gains in Aerospace,
Heavy Duty Truck and N.A. Non-Residential Construction
Unfavorable currency impact due to stronger U.S. Dollar
Year-over-year improvement driven by productivity, strong
Aerospace, Commercial Transportation revenues
Aerospace market remains strong
Continued recovery in N.A. Non-Residential Construction;
European weakness continues, outlook varies across regions
Strong N.A. Heavy Duty Truck build rates, partially offset by Europe
Share gains through innovation and productivity continue across all sectors
ATOI is expected to increase 3% to 8% year-over-year, including
$13m of currency pressure
rd

See appendix for EBITDA reconciliation
GRP = Global Rolled Products

GRP: Productivity and record Auto offset by cost increases and pricing
[Alcoa logo]
$ Millions
1Q 14 4Q 14 1Q 15
3 Party Revenue ($ Millions) 1,677 1,888 1,621
ATOI ($ Millions) 59 71 34
EBITDA/MT ($) 315 317 280
1 Quarter Business Highlights
2 Quarter Outlook 1 Quarter Performance Bridge
1Q15 Actual and 2Q15 Outlook – Global Rolled Products
1 Quarter Results
Price / Productivity
Mix
Volume Currency LME 1Q14 1Q15 Portfolio
Actions
Cost
Increases
/ Other
Energy
Strong productivity and record Auto shipments
Unfavorable metal price lag impact
Russia impacted by higher metal premiums
Continued pricing pressures in Packaging
Cost increases due to Micromill
TM
R&D and Saudi JV ramp-up
1Q14 costs associated with portfolio actions did not repeat
Auto demand expected to remain strong, combined with seasonal volume increases in Packaging
Russia impacts and negative packaging price pressures
continue ($19M)
Costs associated with ramp-up of Saudi Arabia rolling mill and
Micromill
TM
R&D ($13m)
At current prices, metal lag will be a negative impact of $15m
ATOI is expected to decrease 30% year-over-year, assuming current metal price and currency rates
rd
st st
nd
st

Alumina:  Stronger US dollar and lower energy costs

[Alcoa logo]
1Q15 Actual and 2Q15 Outlook – Alumina
1 Quarter Results 1 Quarter Business Highlights
Quarter Performance Bridge
1Q15
Jamalco
sale
Cost
Decreases
/ Other
Energy Prod
-
uctivity
Price
/ Mix
Volume Currency API LME
4Q14
1Q 14 4Q 14 1Q 15
Production (kmt)
4,172 4,161 3,933
3 Party Shipments (kmt)
2,649 2,928 2,538
3 Party Revenue ($ Millions)
845 1,017 887
3 Party Price ($/MT)
314 343 344
92 178 221
2 Quarter Outlook
Production down due to Jamaica refinery sale and fewer days
Favorable currency movements in production regions
Energy benefit from lower oil and gas prices, and San Ciprian refinery conversion to natural gas
Lower LME-based contract prices
~75% of 3  party shipments on API or spot pricing for 2015
API pricing follows 30-day lag; LME pricing follows 60-day lag
Production down 74 kmt due to Suriname curtailment, offset by one additional production day
Saudi Arabia refinery start-up costs will continue
Maintenance costs will increase $9M for scheduled outages
Productivity, volume, and lower energy prices will offset cost increases
st
st
st
nd
rd
rd
rd
$ Millions
1
ATOI ($ Millions)
rd

Primary Metals:  Lower LME prices and energy headwinds

* Based on published prices as of April 1, 2015
[Alcoa logo]
$ Millions
1Q15 Actual and 2Q15 Outlook – Primary Metals
1 Quarter Results 1 Quarter Business Highlights
1 Quarter Performance Bridge
$9
$7
$2
$4
$22
1Q15
$187
Mt Holly
sale
-$4
Cost
Decreases
/ Other
Energy
-$19
Prod-
uctivity
Price
/ Mix
Volume Currency API
-$17
LME
-$84
4Q14
$267
1Q 14 4Q 14 1Q 15
Production (kmt)
839 731 711
3 Party Shipments (kmt)
617 637 589
3 Party Revenue ($ Millions)
1,424 1,852 1,572
3 Party Price ($/MT)
2,205 2,578 2,420
ATOI ($ Millions)
(15) 267 187
2 Quarter Outlook
Unfavorable LME pricing driver to sequential decline
Favorable currency movements in production regions
Lower energy sales prices in Brazil; lower energy cost in Spain
Production down due to Mt. Holly sale
Cost decreases due to closed locations and lower overhead
Pricing follows a 15-day lag to LME
Production down 18kmt due to Sao Luis curtailment, partially offset by one additional production day
Regional premium decline impact of $65m*
Net Energy impact slightly positive; lower costs and additional
Brazil sales offset lower energy sales in other regions
Productivity and favorable energy will offset impacts of lower volume and other cost increases
rd
rd
rd
st
st
nd
st

Organic DWC maintained year-over-year, acquisition adds 3 days
See appendix for days working capital reconciliation

[Alcoa logo]
6 days
lower
Average Days Working Capital since First Quarter 2010
2 days
lower
33
32
33
30
28
31
29
32
36
35
34
36
40 40 40
44
43
42
28
30
37
2 days
lower
3 days
higher
9 day
reduction
since 1Q10
2 days
lower
Acquisition (3 days)
Alcoa ex Acquisition (30 days)
30

1
st
Quarter Cash Flow Overview
15
See appendix for Free Cash Flow reconciliation
($ Millions)
1Q14 4Q14 1Q15
Net (Loss) Income before Noncontrolling Interests ($197) $114 $255
DD&A
$340 $336 $321
Change in Working Capital ($687) $656 ($595)
Pension Expense in Excess of Contributions $18 $47 $37
Other Adjustments ($25) $305 ($193)
Cash from Operations ($551) $1,458 ($175)
Dividends to Shareholders ($33) ($56) ($54)
Change in Debt ($14) ($110) $24
Net (Distributions)/Contributions from Noncontrolling Interests ($15) ($36) ($29)
Other Financing Activities $72 $21 $33
Cash from Financing Activities $10 ($181) ($26)
Capital Expenditures ($209) ($469) ($247)
Acquisitions/Divestitures/Asset Sales
- ($2,138) ($212)
Other Investing Activities ($31) ($46) ($6)
Cash from Investing Activities ($240) ($2,653) ($465)
Free Cash Flow
($760) $989 ($422)
Cash on Hand $665 $1,877 $1,191
1Q14, 4Q14 & 1Q15 Cash Flow
[Alcoa logo]

16 LTM = last twelve months;  See appendix for Net Debt reconciliation
Maintained Strong Balance Sheet
1,543 1,939
1,861
1,437
1,877
1,191
1Q15
8,817
7,626
2014
8,852
7,432
2010
9,165
7,622
6,975
2013
6,882
8,319
2012
8,829
6,968
2011
9,371
(Millions) Net Debt Cash Debt-to-LTM EBITDA
3.27
3.39
2.87
Debt, Net Debt, and Debt-to-LTM EBITDA
2.49
4.20
2.22
[Alcoa logo]

2015 Annual Financial Targets
Aggressive targets drive growth and operational performance in 2015
Deliver
Operational
Performance
Drive Productivity Gains of $900M
Process productivity
Procurement savings
Overhead cost reductions
Invest in the
Future; Actively
Manage the
Base
Manage Return-Seeking Capital of $750M
Control Sustaining Capital of $725M
Strengthen the
Balance Sheet
Generate $500M+ of Free Cash Flow
Attain 2.25 to 2.75 Debt-to-EBITDA

[Alcoa logo]

Market fundamentals remain strong See appendix for full scale charts 18 [Alcoa logo]

Klaus Kleinfeld Chairman and Chief Executive Officer 19 April 8, 2015 [Alcoa logo]

Another Strong year for Aerospace; Steady growth in Automotive Source: Alcoa analysis 1) International Air Transport Association 2015 Expectations 20 [Alcoa logo]

Heavy Duty Truck – Strong U.S., Weak China; Packaging Stable Source: Alcoa analysis 21 [Alcoa logo]

Solid Commercial B&C Growth; Global Airfoil Market Improves Source: Alcoa analysis B&C = Building and construction 22 [Alcoa logo]

Building a Lightweight Multi-Material
Innovation Powerhouse
Transforming Alcoa – Creating Compelling Sustainable Value
Creating a Globally Competitive
Commodity Business
Increasing share in exciting
growth markets
(e.g., aerospace, automotive, heavy duty truck and
trailer, building and construction)
Full pipeline of innovative products
and solutions
Using all growth levers
Shifting mix to higher value-add
Expanding multi-material,
technology and process expertise
Increasing competitiveness,
mitigating downside risk
Optimizing the casthouse value-add
portfolio
Shifting pricing to reflect market
fundamentals
Continuing to drive productivity
improvements

[Alcoa logo]

24 Organic and Inorganic Growth Expands Higher Value-Add Portfolio [Alcoa logo] Summary of Key Innovations, Growth Projects, and Inorganic Investments

Firth Rixson Enhances Leadership Position in Jet Engine Components
1) On track to reach 2019 gross synergy target of $105M offset by $5M integration costs (66% productivity, 26% procurement, 8%
overhead). 2) Growth from $1B in 2013 to $2B in 2019; 70% secured by long term agreement. AA = Alcoa; FR = Firth Rixson
[Alcoa logo]
Firth Rixson Strategic and Financial Benefits and Alcoa’s Expanded Jet Engine Suite
Portfolio Enhancing: Expands Jet Engine Suite
Multi-Material
Edge
Leading-Edge
Technology
Building
Capabilities
Financial
Benefits
Doubles Engine Content
(e.g. turbine blades & vanes, structural castings, rings,
disks, shafts and front fan blades)
Multi-Material
Ni and Ti-Al in hot section
Ti, Al and Steel in cold section
AA
Products
FR
Products
Enables + 70°F + 40% combustion efficiency
Critical rotating Disks from Superalloys and Titanium alloys
One of the largest, most advanced closed-die forge presses
$40M net synergies in year 2;
$100M¹
net in year 5
Visibility of $1B
2
revenue growth: 70% secured
Global leader in seamless rolled Rings
Largest seamless Rings 200” in diameter
Full range of aero Engine Disks (12” to 53” diameter)
Multi-Material mix: 60%
Ni,
25%
Ti,
15% Steel/Al
Integrated Nickel Supply of cast stick, bar and billet
Specialized Isothermal forgings from Powder Metal alloys
Can Produce >90% of
Structural and Rotating Components
2016E
$1.6B revenue
$350M EBITDA

Alcoa Advantage Track Record Drives Post-Merger Integration
1) 2009-2014 Productivity figures, pretax and pre-minority interest. 2009/2010 represent net productivity. 2011-2014 represent gross productivity.
2)   Reflects 2009 – 2014. 3) Gross synergies of $44M offset by $4M integration costs.
DWC = Days Working Capital FCF = Free Cash Flow CT = Commercial Transportation.
26
[Alcoa logo]
190%
deployed
versus  2016E
synergy target
3
Alcoa Strategic Priorities
ALCOA ADVANTAGE
Creating value for all businesses
DISCIPLINED EXECUTION
Across all activities
Degrees of Implementation
methodology for rigorous
management from idea to cash
Talent
Purchasing
Customer
Intimacy
Operating
System
Technology
On Track to Deliver $40M Synergies in 2016
3
IT
Human Resources
Finance
Credit
Successful Execution Track Record
Operational Excellence
drive $7.9B of
Productivity
1
Sustainable DWC reduction:
28 days 4Q14; -9 days since 4Q09
Generated $3B
FCF 2;
5 consecutive years of achieving
positive FCF
Capital Allocation for Growth
Auto: Aluminum intensive vehicles
Aero: World’s first Al-Li fan blade
CT: World’s lightest wheel
Commercializing Innovation
3D Core Platform technology
Alcoa 951 bonding technology
MagnaForceTM
alloy
150%
deployed
Examples of Operational, Financial, and Productivity Execution and Expertise to Capture Firth Rixson Synergies
250%
deployed
200%
deployed
Operational Productivity $22M
titanium, nickel, and aluminum value chains
Productivity initiatives deployed through
Alcoa daily management system
Procurement Savings $14M
e.g., Leverage existing contracts
Consolidate global supply base
Overhead Reductions $8M
e.g., Integrate shared services Center of
Excellence
Update on Isothermal Press
Received isothermal forge, heat treat and testing
methods approval from customer and cleared for
qualification
Successfully forged 6 qualification batches for first
customer – first revenue 2H 2015
PROFITABLE GROWTH
in every business
Business Programs that define:
3-year aspirations
Priority levers
Accountability
Standardized operating systems
e.g., Optimization of revert utilization across

Alcoa + RTI Combination Expands Titanium Customer Solutions
1) Growth from 14.5% in 2014 to 25.0% projected in 2019; 2) Projected revenue in 2019  3) Representative of mid and downstream capabilities; not intended to reflect a market position.
[Alcoa logo]
~65% of $1.2B
2
revenue supported by contracts
Strategic and Financial Benefits of RTI and Mid and Downstream Titanium Value Chain
Enhances Offerings: Expands Ti, Value-Add Solutions
Plasma and Electron Beam melting
Titanium billetizing and mill products
Machining and subassembly
Production of near net shape components from
Titanium and Metal Matrix Composites powders through
cold and hot isostatic pressing
Multi-Material
Edge
Leading-Edge
Technology
Building
Capabilities
Intellectual property in multi-Material 3-D printing
(Ti, Ni, Steel and Al)
Closed loop scrap processing
Financial
Benefits
Complements Mid and Downstream Value Chain
Capabilities
3
None Limited Moderate Significant Full
Melting
(Ingot, Cast Slab)
Billetizing,
Rolling
(Mill Products)
Conversion
(Closed -Die
Forging, Extruding,
Investment Casting)
Machining,
Subassembly
INGOT
PLATE
FORGING
MACHINING
+
$30M net synergies in year 2; $100M net in year 4
+10% point 1 growth
in EBITDA margins
Ti-Al ingot for technically advanced Ti-Al low pressure
turbine blades
2019E
$1.2B revenue
25% EBITDA
margin

Alcoa Advantages to Drive Synergies and Further Growth Opportunities
1) Figure reflects net synergies after $9M merger integration costs.

[Alcoa logo]
Examples of RTI Synergy Levers, Growth Technologies, and Expanding End Markets
Overhead
Cost
Reductions
$20M
Procurement
Savings
$20M
Growth
$25M
Process
Productivity
$44M
Expand selection of machined parts
(e.g., plate, forgings, extrusions)
Migrate from Ti ingot directed buy programs
Offer Ti -Al for high-growth engine components
Integrate Shared Services Center of Excellence
Leverage Alcoa’s $18B global spend
(
e.g.,
commodities, production, maintenance supplies )
Standardize payment terms
Maximize internal metal supply
Decrease outsourced machining
Increase utilization of capacity
(e.g., melting, billetizing, rolling, machining)
Optimize revert metal loop
Finance
Credit
Meaningful RTI Synergies Identified
Direct access to
RTI Ti-Al ingot for
AA’s investment
casting and forging
technology
Ti-Aluminide (Ti-Al)
Growth from Foundational Technologies
Upside from Additional End Market Potential
Information Technology
Human Resources
Operational and
commercial
expertise in additive
manufactured part
production
Additive Mfg.
Manufacturer in minimally
invasive surgical tools
precision machining
Medical
`
Attractive titanium and steel
products for production wells
Complementary to Alcoa’s
aluminum drilling
products
Oil & Gas
bed, multi-spindle
machining
subassemblies/kits
Machining
High-speed long-
State-of-the-art robotic
Flight critical
Net Synergies
$100M 1
30% in year 2
100% in year 4

Transitioning GRP Portfolio From Lower Margin Markets…

GRP = Global Rolled Products
[Alcoa logo]
Invest in $190M Very Thick
Plate stretcher
Upgrading Portfolio to Drive Higher Profitability
15%
27%
42%
14%
27%
21%
38%
16%
Can Sheet Supply/Demand Dynamics and Actions to Shift Portfolio
Oversupply, Weaker Demand Weighs on Can Sheet
Result:
Compressed Margins and Lower Volumes
% of GRP Revenues
14A                 16E
On track for
$344/MT EBITDA or
Higher by 2016
Shift to Higher Margin, Differentiated Products
to Drive GRP Y-o-Y Profit Lift in 2016 vs. 2015
Market Sector
Invest combined ~$600M in
auto sheet plant expansions
Sold 3 rolling mills in Spain
and France
Sold rolling mill in Russia
2 mills closed in Australia
Expand aseptic foil mill in
Brazil
Portfolio Actions
Aero/Defense
Transportation
Industrial
Packaging
31% 41%
69% 59%
Demand
Supply
Overcapacity
+
Convert capacity to
auto from
packaging
(US)
Declining
carbon-
ated
soft drink
(US)
+
Beer
growth (US &
China)
+
Conversion to Al
from steel (Europe)

…To Higher Growth and Higher Margin End Markets
Source: Automotive from Ducker Worldwide 2014
1) Annual Savings = ((15,000 Hwy Miles/Yr ÷ 17 Hwy MPG) – (15,000 Hwy Miles/Yr ÷ 26 Hwy MPG)) x $3/gal; $2/gal cost = $611 savings.
30
[Alcoa logo]
OEMs Need Fuel Economy…
U.S. Light Truck CAFE Targets (MPG)
…And Consumers Benefit
813
659
451
1,155
2018E 2020E 2016E 2015E
Aluminum Auto Demand Drivers, Alcoa Auto Sheet Investments and Revenue Growth
North America Aluminum
Auto Sheet Demand (kMT)
~3x
$660
$1,050
$340
Projected Alcoa
Auto Sheet Revenues ($M)
Davenport Fully Operational
~3x
Lighter, less fuel consumption
Additional
payload/ towing capacity
(e.g., 700 lbs)
Faster acceleration; improved braking
distance
9 MPG
$916/yr
savings 1
43.8
29.8
26.3
2025E 2016E 2014
+67%
Al auto
sheet
demand
expected to reach
>1MMT by 2020
2014A 2015E 2016E
Result:
Automotive Revenues: 10% of GRP in 2014 to 20% in 2016E
Auto Sheet Shipments: +65% CAGR (2013-16E)
Higher Margins and Volumes
~2x
Auto Sheet Investments a Key Driver of Growth Lightweighting Trend Accelerates Al Sheet Demand
•
•
•

Looking Forward: Alcoa Invents for Next-Generation Automotive
1) In late stage of development; 2) In early stage of development.
HSS = High Strength Steel
[Alcoa logo]
Breakthrough Al Alloy + Casting Technology Stronger, Better, Faster: Win for the Customer and Alcoa
Micromill’s Innovation in Automotive Alloys, Value Proposition and Development Progress
Current alloys
(1)
High strength (2) Advanced impact (2)
High formability
(1)
Advanced impact
: equivalent to
steel crash resistance at 30-40%
lighter
vs. HSS
Higher formability
: allows multiple
parts to
single piece consolidation;
reduces costs 4- 8%
vs.
ingot based Al
Higher strength : can replace HSS
parts;
eliminates
dissimilar metal
joining issues; reduces weight 25-
35%
vs. HSS
2x
more
formable
, while
30% lighter
than HSS
Reduces
OEM
system cost from
streamlined alloy portfolio
Attack share of
$3.5B of steel auto
applications
20 day
rolling process to 20 minutes
50% lower energy
use
1/4 the footprint of conventional mill
Completed
successful
customer trials
Qualification in
progress at first
customer
Executed
agreements to
qualify with
5
additional OEMs
First
commercial coil
Completed
In Process
Exploring
Full Scale Capacity
Expansion Options
Micromill™
assembly

Sources: CRU and Alcoa analysis
API = Alumina Price Index
Commodity Strategy is Working: Lowering Costs and Enhancing Revenue
32
[Alcoa logo]
Lower Cost… … Enhance Revenue
Global Aluminum Cost Curve
Global Alumina Cost Curve
Key Commodity Business Metrics: 2010 and 2014 Actual and 2016 Targets
Alumina
Primary Metals
2010
2016
2014
57%
65%
70%
Value-add %
2010
2016
2014
5%
68%
84%
API/spot %
% of total shipments
2014
$55
EBITDA/MT
2014
$422
EBITDA/MT
% of 3
rd
party shipments

Executing Robust Process to Maximize Global Competitiveness
1) Includes 74 kmt of Sao Luis smelting capacity to be executed by April 15 th
W.A. = Western Australia
33
[Alcoa logo]
Strategic Review Process and Capacity Actions Executed Against 2015 Strategic Review
Guiding Principles
Maximize cash position for
ramp-down and ramp-up
considering:
Operational flexibility
Power flexibility
Repowering impact
Community impact
33% reduction in smelting
operating capacity since 2007 1
March 6, 2015
2.8 mmt refining
500 kmt smelting
under strategic review
To Take Quick, Decisive Action
12
Months

Global Businesses Focused on Upstream Value Creation

[Alcoa logo]
Explore
opportunities in
external markets
Improve
competitiveness;
transform pricing
Leverage assets;
Secure long -term
solutions
Lower cost;
enhance
operational
excellence
Grow value-add
product mix
Global Primary Products Global Business Units
Increases performance transparency
Focuses Centers of Excellence, enhances best practice sharing
Improves commercial and operational alignment
Optimizes capital allocation
MINING REFINING CASTING SMELTING ENERGY
Alumina Primary Metals

Profitable Growth from Organic & Inorganic – Fully on Track
Disciplined Execution Improves Upstream Competitiveness
Continue to Deliver Strong Operational Results

Creating Sustainable Value for Shareholders
[Alcoa logo]

Nahla Azmy Vice President, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 Email: nahla.azmy@alcoa.com www.alcoa.com Additional Information 36 [Alcoa logo]

Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $190 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  1 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  4 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  4 million
per 0.10 change in NOK / USD
37
+/- $10/MT = +/- $20 million
API/Spot Alumina Annual Net Income Sensitivity
[Alcoa logo]

Composition of Regional Premium Pricing Convention 38 [Alcoa logo]

Alcoa Segment Bridges
EPS = Engineered Products and Solutions
GRP = Global Rolled Products
$ Millions
$ Millions $ Millions
$ Millions
EPS Sequential Quarter Bridge GRP Sequential Quarter Bridge
API
$34
LME
$13
1Q14
$92
Energy
-$16 $8
Prod-
uctivity
$33
Price /
Mix
$14
Volume
-$8
FX
$69
Cost
Increases
/ Other
Surgold
sale
$221
1Q15
-$18
1Q15 Cost
Increases
/ Other
$43
Saudi
JV /
Portfolio
actions
$187 $26
-$41
Energy
$8
$45
FX
$7
Volume
$71
Price /
Mix
API LME
-$15
1Q14
$62 -$19
Prod-
uctivity
1Q15
$191
Cost
Increases/
Other
-$14
Productivity
$27
Price / Mix
-$2
Volume
$20
Currency
-$5
4Q14
$165
Portfolio
Actions
-10
Cost
Increases
/ Other
-2
Energy
2 0
34
Price /
Mix
1Q15 Productivity
4
Volume
9
Currency
-3
LME
-36
4Q14
71
Alumina Year-over-Year Bridge Primary Metals Year-over-Year Bridge
[Alcoa logo]

Special Items
See appendix for Adjusted Income reconciliation.
NCI: Non-controlling interest
40
Pre-tax, Before NCI After-tax, After NCI
$ Millions, except per-share amounts
4Q14 1Q15 4Q14 1Q15
Income Statement
Classification
Segment
Income from Continuing Operations $234 $481 $159 $195
Income Per Diluted Share - - $0.11 $0.14
Restructuring-Related ($388) ($177) ($200) ($158)
Restructuring and
Other Charges/COGS
Corporate / All
Tax Items - - ($53) ($4) Income Taxes Corporate
Acquisition Costs
($25) ($9) ($22) ($7)
SG&A/Interest
Expense
Corporate
Mark-to-Market Energy Contracts $2 $2 $2 $1 Other Expenses, Net Corporate
Special Items ($411) ($184) ($273) ($168)
Income from Continuing Ops excl Special Items $645 $665 $432 $363
Income per Diluted Share excl Special Items - - $0.33 $0.28
[Alcoa logo]

Revenue Change by Market

14%
7%
(23%)
3%
(25%)
(13%)
(15%)
(9%)
(13%)
(15%)
24%
46%
(18%)
13%
(28%)
(5%)
(5%)
43%
5%
10%
21%
5%
5%
7%
6%
1%
11%
2%
15%
27%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
1Q15 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
[Alcoa logo]

Revenue Change by Market

3%
17%
3%
15%
(3%)
(11%)
1%
24%
6%
3%
17%
4%
6%
6%
8%
2%
13%
1%
15%
28%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
FY 2014 Third-Party Revenue
Year-Over-Year
Change
[Alcoa logo]

Composition of Upstream Production Costs
1 Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average

[Alcoa logo]
Fuel Oil
7%
Natural gas
13%
Caustic
9%
Bauxite
27%
Conversion
44%
Input Cost Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil 1 – 2 months Prior month $2m per $1/bbl
Natural gas N/A Spot $13m per $1/GJ
1
Caustic soda 3 - 6 months
Spot & semi-
annual
$8m per
$10/DMT
Refining Cost Structure
Alumina
34%
Carbon
12%
Power
25%
Materials
7%
Conversion
22%
Smelting Cost Structure
Input Cost Inventory flow Pricing convention
Annual ATOI
Sensitivity
Coke 1 - 2 months
Spot, quarterly &
semi-annual
$7m per
$10/MT
Pitch 1 - 2 months
Spot, quarterly &
semi-annual
$2m per
$10/MT
1

Alcoa Upstream capacity closed, sold and idled

1) Includes 74 kmt curtailment announced on March 30, 2015; Execute by April 15, 2015.  2) Includes 443 kmt curtailment announced on March 17,
2015; Execute by April 30, 2015.  Does not include a potential sale transaction with the Government of Suriname.
[Alcoa logo]
Facility Year kmt
Baie Comeau 2008 53
Eastalco 2010 195
Badin 2010 60
Warrick 2010 40
Tennessee 2011 215
Rockdale 2011 76
Baie Comeau 2013 105
Fusina 2013 44
Massena East 2013 41
Massena East 2014 84
Point Henry 2014 190
Portovesme 2014 150
Mt. Holly
(sale of 50.33% interest)
2014 115
Total 1,368
Closed/sold since December 2007
Facility kmt
Rockdale 191
Sao Luis
1
268
Pocos 96
Intalco 49
Wenatchee 41
Aviles 32
Portland 30
La Coruna 24
Total 731
Smelting Capacity
Idled
Refining Capacity
Facility Year kmt
Jamalco
(sale of 55% interest)
2014 779
Total 779
Closed/sold since December 2007
Facility kmt
Suriname
2
1,319
Point Comfort 295
Total 1,614
Idled

Source: Alcoa estimates, CRU, Harbor, Wood Mackenzie
6.5% 2015 demand growth on higher base

29.2
6.7
6.7
4.3
2.2
2.1
2.1
1.1
1.0
5%
9.5%
5%
7%
4%
1%
0.5%
1.5%
8%
-2%
57.5 mmt
1 Other includes Africa, E. Europe, Latin America ex Brazil, and Oceania
2015 Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
2.1
2015 demand +6.5%
on higher base
Higher
Final 2014 global demand growth
+9%  vs. +7%
[Alcoa logo]

Source: Alcoa analysis,  Alladiny, CNIA, CRU, China Customs, Harbor, Wood Mackenzie
Alumina surplus tightens, Aluminum in balance
[Alcoa logo]
2015E Aluminum Supply/Demand Balance 2015E Alumina Supply/Demand Balance
’000 mt China Rest of World
2015 Production 47,522 54,921
2015 Production to be added 5,030 3,006
2015 Capacity curtailed or restarted 1,331 (462)
Imports/(exports) 3,000 (3,000)
Total supply 56,883 54,465
Demand (56,883) (51,766)
Net Balance 0 2,699
Supply/Demand Analysis
4Q14
Surplus
2,932
4Q14
Deficit
(38)
’000 mt China Rest of World
2015 Production 27,998 25,955
2015 Production to be added 4,400 868
2015 Capacity curtailed or *restarted (1,415) 0
Total Supply 30,983 26,823
Demand (29,171) (28,309)
Net Balance 1,812 (1,486)
Surplus
326
Surplus
2,699

Source: Alcoa estimates, IAI, LME, Marubeni, Shanghai Metal Exchange Global inventories have fallen to 66 days; down 10 days year-over year 47 [Alcoa logo]

Premiums down from record highs; remain above 2014 levels

Source: Graph shows monthly average of daily prices - Platts Metals Week
1Q15 and 1Q14 bubble/table data shows quarterly average of daily prices
[Alcoa logo]

Reconciliation of ATOI to Consolidated Net (Loss) Income Attributable to Alcoa
(in millions)
1Q14 2Q14 3Q14 4Q14 2014 1Q15
Total segment ATOI $325 $418 $619 $681 $2,043 $633
Unallocated amounts (net of tax):
Impact of LIFO (7) (8) (18) (21) (54) 7
Interest expense (78) (69) (81) (80) (308) (80)
Noncontrolling interests 19 9 18 45 91 (60)
Corporate expense (67) (70) (74) (83) (294) (64)
Restructuring and other charges (321) (77) (189) (307) (894) (161)
Other (49) (65) (126) (76) (316) (80)
Consolidated net (loss) income attributable to Alcoa $(178) $138 $149 $159 $268 $195

[Alcoa logo]

Reconciliation of Adjusted Income

(in millions, except
per-share amounts)
(Loss) Income Diluted EPS
(3)
Quarter ended Quarter ended
March 31, December 31, March 31, March 31, December 31, March 31,
2014 2014 2015 2014 2014 2015
Net (loss) income
attributable to Alcoa $(178) $159 $195 $(0.16) $0.11 $0.14
Restructuring and
other charges 274 200 158
Discrete tax items
(1)
(6) 16
Other special items
(2)
8 57 10
Net income
attributable to Alcoa
– as adjusted $98 $432 $363 0.09 0.33 0.28
[Alcoa logo]
Net income attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Net (loss) income attributable to Alcoa determined under
GAAP as well as Net income attributable to Alcoa – as adjusted.
(1)
Discrete tax items include the following:
•
for the quarter ended December 31, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Spain due to a tax rate change ($16), a benefit for an adjustment to the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change
($3), and a net charge for a number of small items ($3); and
•
for the quarter ended March 31, 2014, a net benefit for a number of small items.
(2)
Other special items include the following:
•
for the quarter ended March 31, 2015, an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($35), a favorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($31), costs associated with current and future acquisitions of aerospace businesses ($7), and a net favorable change in certain mark-to-market energy derivative contracts ($1);
•
for the quarter ended December 31, 2014, an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($81), a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($44), costs associated with current and future acquisitions of aerospace businesses ($22), and a net favorable change in certain mark-to-market energy derivative contracts ($2); and
•
for the quarter ended March 31, 2014, a favorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($72), an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($56), a write-down of inventory related to the permanent closure of a smelter and two rolling mills in Australia and a smelter in the United States ($20), an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($13), a gain on the sale of a mining interest in Suriname ($11), and a loss on the write-down of an asset to fair value ($2).
(3)
The average number of shares applicable to diluted EPS for Net (loss) income attributable to Alcoa excludes certain share equivalents as their effect was anti-dilutive (see footnote 3 to the Statement of Consolidated Operations).  However, certain of these share equivalents become dilutive in the EPS calculation applicable to Net income attributable to Alcoa – as adjusted due to a larger, positive numerator.  Specifically, these share equivalents were associated with outstanding employee stock options and awards for the quarter ended March 31, 2014 and mandatory convertible preferred stock for the quarters ended December 31, 2014 and March 31, 2015.  As a result, the average number of shares applicable to diluted EPS for Net income attributable to Alcoa – as adjusted was 1,115,941,470; 1,294,701,805; and 1,315,558,890 for the quarters ended March 31, 2014,
December 31, 2014, and March 31, 2015, respectively.  Additionally, the subtraction of preferred stock dividends declared from the numerator (see footnote 1 to the Statement of Consolidated Operations) needs to be reversed for the quarters ended December 31, 2014 and March 31, 2015 since the related mandatory convertible preferred stock was dilutive in the EPS calculation for Net income attributable to Alcoa – as adjusted.

Reconciliation of Alcoa Adjusted EBITDA
($ in millions) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q14 4Q14 1Q15
Net income (loss) attributable to Alcoa $1,310 $1,233 $2,248 $2,564 $(74) $(1,151) $254 $611 $191 $(2,285) $268 $(178) $159 $195
Add:
233 259 436 365 221 61 138 194 (29) 41 (91) (19) (45) 60
Cumulative effect of accounting changes – 2 – – – – – – – – – – – –
Loss (income) from discontinued operations 27 50 (22) 250 303 166 8 3 – – – – – –
Provision (benefit) for income taxes 546 464 853 1,623 342 (574) 148 255 162 428 320 (77) 120 226
Other (income) expenses, net (266) (478) (236) (1,920) (59) (161) 5 (87) (341) (25) 47 25 (6) (12)
Interest expense 271 339 384 401 407 470 494 524 490 453 473 120 122 122
Restructuring and other charges (29) 266 507 268 939 237 207 281 172 782 1,168 461 388 177
Impairment of goodwill – – – – – – – – – 1,731 – – – –
Provision for depreciation, depletion, and
amortization 1,142 1,227 1,252 1,244 1,234 1,311 1,450 1,479 1,460 1,421 1,371 340 335 321
Adjusted EBITDA $3,234 $3,362 $5,422 $4,795 $3,313 $359 $2,704 $3,260 $2,105 $2,546 $3,556 $672 $1,073 $1,089
Sales $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $24,951 $23,700 $23,032 $23,906 $5,454 $6,377 $5,819
Adjusted EBITDA Margin 15.1% 13.9% 18.7% 16.4% 12.3% 1.9% 12.9% 13.1% 8.9% 11.1% 14.9% 12.3% 16.8% 18.7%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
51
[Alcoa logo]
Net income (loss) attributable to noncontrolling
interests

Reconciliation of Alumina Adjusted EBITDA
($ in millions, except per metric ton amounts)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q14 4Q14 1Q15
After-tax operating income (ATOI) $632 $682 $1,050 $956 $727 $112 $301 $607 $90 $259 $370 $92 $178 $221
Add:
Depreciation, depletion, and amortization 153 172 192 267 268 292 406 444 455 426 387 97 90 80
Equity (income) loss (1) – 2 (1) (7) (8) (10) (25) (5) 4 29 5 10 7
Income taxes 240 246 428 340 277 (22) 60 179 (27) 66 153 40 75 92
Other (46) (8) (6) 2 (26) (92) (5) (44) (8) (6) (28) (28) 2 –
Adjusted EBITDA $978 $1,092 $1,666 $1,564 $1,239 $282 $752 $1,161 $505 $749 $911 $206 $355 $400
Production (thousand metric tons) (kmt) 14,343 14,598 15,128 15,084 15,256 14,265 15,922 16,486 16,342 16,618 16,606 4,172 4,161 3,933
Adjusted EBITDA / Production
($ per metric ton) $68 $75 $110 $104 $81 $20 $47 $70 $31 $45 $55 $49 $85 $102
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]

Reconciliation of Primary Metals Adjusted EBITDA
($ in millions, except per metric ton amounts)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q14 4Q14 1Q15
After-tax operating income (ATOI) $808 $822 $1,760 $1,445 $931 $(612) $488 $481 $309 $(20) $594 $(15) $267 $187
Add:
Depreciation, depletion, and amortization 326 368 395 410 503 560 571 556 532 526 494 124 117 109
Equity (income) loss (58) 12 (82) (57) (2) 26 (1) 7 27 51 34 28 (11) 3
Income taxes 314 307 726 542 172 (365) 96 92 106 (74) 203 (11) 89 57
Other 20 (96) (13) (27) (32) (176) (7) 2 (422) (8) (6) – (2) (1)
Adjusted EBITDA $1,410 $1,413 $2,786 $2,313 $1,572 $(567) $1,147 $1,138 $552 $475 $1,319 $126 $460 $355
Production (thousand metric tons) (kmt) 3,376 3,554 3,552 3,693 4,007 3,564 3,586 3,775 3,742 3,550 3,125 839 731 711
Adjusted EBITDA / Production
($ per metric ton) $418 $398 $784 $626 $392 $(159) $320 $301 $148 $134 $422 $150 $629 $499
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

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Reconciliation of Global Rolled Products Adjusted EBITDA
($ in millions, except per metric ton amounts)
2004 2005 2006 2007 2008 2009 2010* 2011* 2012* 2013 2014 1Q14 4Q14 1Q15
After-tax operating income (ATOI) $290 $300 $317 $151 $(41) $(106) $241 $260 $346 $252 $312 $59 $71 $34
Add:
Depreciation, depletion, and amortization 200 220 223 227 216 227 238 237 229 226 235 58 57 56
Equity loss 1 – 2 – – – – 3 6 13 27 5 8 9
Income taxes 97 135 113 77 14 12 103 98 159 108 124 34 25 26
Other 1 1 20 1 6 (2) 1 1 (2) – (1) (2) – –
Adjusted EBITDA $589 $656 $675 $456 $195 $131 $583 $599 $738 $599 $697 $154 $161 $125
Total shipments (thousand metric tons) (kmt) 2,136 2,250 2,376 2,482 2,361 1,888 1,755 1,866 1,943 1,989 2,056 489 508 447
Adjusted EBITDA / Total shipments
($ per metric ton) $276 $292 $284 $184 $83 $69 $332 $321 $380 $301 $339 $315 $317 $280
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
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* The average Adjusted EBITDA per metric ton of these three years equals $344 and represents the average historical high for the Global Rolled Products segment. Alcoa has a 2016 target to meet or exceed this average historical high.
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Reconciliation of Engineered Products and Solutions Adjusted EBITDA
($ in millions)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q14 4Q14 1Q15
After-tax operating income (ATOI) $161 $276 $382 $423 $522 $311 $419 $537 $612 $726 $767 $189 $165 $191
Add:
Depreciation, depletion, and amortization 168 160 152 163 165 177 154 158 158 159 173 40 52 60
Equity loss (income) – – 6 – – (2) (2) (1) – – – – – –
Income taxes 70 120 164 184 215 138 198 258 297 348 374 91 81 89
Other 106 (11) (2) (7) 2 1 – (1) (9) (2) – – (2) –
Adjusted EBITDA $505 $545 $702 $763 $904 $625 $769 $951 $1,058 $1,231 $1,314 $320 $296 $340
Third-party sales $4,283 $4,773 $5,428 $5,834 $6,199 $4,689 $4,584 $5,345 $5,525 $5,733 $6,006 $1,443 $1,566 $1,689
Adjusted EBITDA Margin 11.8% 11.4% 12.9% 13.1% 14.6% 13.3% 16.8% 17.8% 19.1% 21.5% 21.9% 22.2% 18.9% 20.1%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
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(1)
The Adjusted EBITDA Margin for the year ended December 31, 2013 represents the historical high for the Engineered Products and Solutions segment. Alcoa has a 2016 target to exceed this historical high.
(2)
In the quarter and year ended December 31, 2014, the Third-party sales and Adjusted EBITDA of Engineered Products and Solutions includes $81 and $(10), respectively, related to the acquisition of an aerospace business, Firth Rixson. Excluding these amounts, Adjusted EBITDA Margin was 20.6% and 22.3% for the quarter and year ended December 31, 2014, respectively.
(3)
In the quarter ended March 31, 2015, the Third-party sales and Adjusted EBITDA of Engineered Products and Solutions includes $233 and $27, respectively, related to Firth Rixson.  Excluding these amounts, Adjusted EBITDA Margin was 21.5% for the quarter ended March 31, 2015.
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(1)
(2)
(2) (3)

Reconciliation of Free Cash Flow
(in millions)
Year ended
Quarter ended
December 31,
2009
December 31,
2010
December 31,
2011
December 31,
2012
December 31,
2013
December 31,
2014
March 31,
2014
December 31,
2014
March 31,
2015
Cash from
operations
$1,365 $2,261 $2,193 $1,497 $1,578 $1,674 $(551) $1,458 $(175)
Capital
expenditures (1,622) (1,015) (1,287) (1,261) (1,193) (1,219) (209) (469) (247)
Free cash flow $(257) $1,246 $906 $236 $385 $455 $(760) $989 $(422)
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

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Days Working Capital
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
(1) The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
(2) The Working Capital for each period presented represents an average quarter Working Capital, which reflects the capital tied up during a given quarter. As such, the components of Working
Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.
(3) In the quarter ended March 31, 2015, Working Capital and Sales include $279 and $233, respectively, related to the acquisition of two aerospace businesses, Firth Rixson and TITAL.  Excluding these amounts, Days Working Capital was 30 for the quarter ended March 31, 2015.
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($ in millions)
Quarter ended
31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 31-Mar-14 30-Jun-14 30-Sep-14 31-Dec-14
31-Mar-15
(3)
Receivables from customers, less
allowances   $1,709 $1,650 $1,600 $1,573 $1,704 $1,483 $1,427 $1,383 $1,391 $1,401 $1,526 $1,513 $1,487
Add: Deferred purchase price
receivable
(1)
85 144 104 53 50 223 347 339 238 371 438 395 389
Receivables from customers, less
allowances, as adjusted 1,794 1,794 1,704 1,626 1,754 1,706 1,774 1,722 1,629 1,772 1,964 1,908 1,876
Add: Inventories 3,079 3,097 3,051 2,894 2,961 2,949 2,932 2,783 2,974 3,201 3,194 3,064 3,189
Less: Accounts payable, trade 2,660 2,594 2,496 2,587 2,656 2,820 2,746 2,816 2,813 2,880 3,016 3,021 2,936
Working Capital
(2)
$2,213 $2,297 $2,259 $1,933 $2,059 $1,835 $1,960 $1,689 $1,790 $2,093 $2,142 $1,951 $2,129
Sales $6,006 $5,963 $5,833 $5,898 $5,833 $5,849 $5,765 $5,585 $5,454 $5,836 $6,239 $6,377 $5,819
Days Working Capital 34 35 36 30 32 29 31 28 30 33 32 28 33
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Reconciliation of Net Debt
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses
Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
(in millions)
December 31, March 31,
2010 2011 2012 2013 2014 2015
Short-term borrowings $92 $62 $53 $57 $54 $80
Commercial paper – 224 – – – –
Long-term debt due within one year 231 445 465 655 29 26
Long-term debt, less amount due within one year 8,842 8,640 8,311 7,607 8,769 8,711
Total debt 9,165 9,371 8,829 8,319 8,852 8,817
Less: Cash and cash equivalents 1,543 1,939 1,861 1,437 1,877 1,191
Net debt $7,622 $7,432 $6,968 $6,882 $6,975 $7,626

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Reconciliation of Debt-to-Adjusted EBITDA Ratio
($ in millions) 2010 2011 2012 2013 2014 1Q15*
Net income (loss) attributable to Alcoa $254 $611 $191 $(2,285) $268 $641
Add:
138 194 (29) 41 (91) (12)
Loss from discontinued operations 8 3 – – – –
Provision for income taxes 148 255 162 428 320 623
Other expenses (income), net 5 (87) (341) (25) 47 10
Interest expense 494 524 490 453 473 475
Restructuring and other charges 207 281 172 782 1,168 884
Impairment of goodwill – – – 1,731 – –
Provision for depreciation, depletion, and
amortization 1,450 1,479 1,460 1,421 1,371 1,352
Adjusted EBITDA $2,704 $3,260 $2,105 $2,546 $3,556 $3,973
Total Debt $9,165 $9,371 $8,829 $8,319 $8,852 $8,817
Debt-to-Adjusted EBITDA Ratio 3.39 2.87 4.20 3.27 2.49 2.22
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
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* The calculation of Adjusted EBITDA for the quarter ended March 31, 2015 is based on the trailing twelve months.
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Net income (loss) attributable to noncontrolling
interests

Reconciliation of RTI Adjusted EBITDA
($ in thousands) 2014*
Net income $31,093
Add:
608
Provision for income taxes 10,037
Interest expense 31,055
Interest income (310)
Other income, net (2,156)
Depreciation and amortization 44,877
Adjusted EBITDA $115,204
Net sales $793,579
Adjusted EBITDA Margin 14.5%
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* The calculation of Adjusted EBITDA for RTI is based on Alcoa’s definition of Adjusted EBITDA (see below) and does not purport to be the manner in which RTI’s management would calculate RTI’s Adjusted EBITDA.  Additionally, this calculation of Adjusted EBITDA is not intended to suggest that RTI’s management uses Adjusted EBITDA as a measure of
RTI’s profitability.  The amounts used in this calculation were obtained from RTI’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the U.S. Securities and Exchange Commission on February 26, 2015.
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.
Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and
Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted
EBITDA presented may not be comparable to similarly titled measures of other companies.
Net loss attributable to discontinued operations
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